3 Yr Financial Plan – Basis of Presentation
Income Statement
2008: Consolidated Spansion (including Japan)
2009 Forward: Spansion x-Japan
Through Operating Income Only
No interest expense or US income tax assumptions
Restructuring Charges are “below the line”
Retention bonuses @ 0
Balance Sheet
First period presented is Q1 2009, Spansion x-Japan
Same basis not available for earlier periods
“Fresh Start Accounting” effective 12/31/2009
No additional asset write-downs (Q4 ’08 Impairment)
All debt rolled to equity; No new debt
Intercompany balances washed out
Exhibit 99.1

2 3 Yr Financial Plan – Basis of Presentation (Cont) Balance Sheet (Cont) $15M/Qtr of Capital Mobility (retained wireless – 2010 forward) excluded pro-forma P&L provided

3 Yr Financial Plan – P&L Summary
(US$ in Millions) 2008 2009 2010 2011 2012
Revenue 2,282 1,338 989 1,057 1,122
Gross Margin 108 219 322 362 383
R&D 443 154 105 109 112
S&M 81 42 39 40 43
G&A 171 101 84 79 72
Operating Income -587 -78 94 134 156
EBITDA 78 75 219 248 262
% of Sales
Gross Margin 5% 16% 33% 34% 34%
R&D 19% 12% 11% 10% 10%
S&M 4% 3% 4% 4% 4%
G&A 8% 8% 8% 7% 6%
Op Inc -26% -6% 9% 13% 14%
Dep & Amort 665 153 125 114 106

3 Yr Financial Plan – P&L Summary
(US$ in Millions) Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4
Revenue 468 385 363 306 284 236 241 250 262
Gross Margin -182 -39 84 81 93 73 73 85 90
R&D 97 49 42 33 30 26 26 27 27
S&M 20 13 10 9 10 10 10 10 10
G&A 35 30 25 23 23 21 21 21 21
Operating Income -334 -130 7 16 30 17 16 28 33
EBITDA -170 -88 47 52 64 49 48 59 63
% of Sales
Gross Margin -39% -10% 23% 26% 33% 31% 30% 34% 34%
R&D 21% 13% 12% 11% 11% 11% 11% 11% 10%
S&M 4% 3% 3% 3% 3% 4% 4% 4% 4%
G&A 8% 8% 7% 7% 8% 9% 9% 8% 8%
Op Inc -71% -34% 2% 5% 11% 7% 7% 11% 13%
Dep & Amort 164 43 40 36 33 32 32 31 30
2008 2009 2010

3 Yr Financial Plan – Balance Sheet, Assets
(US$ in Millions) 2008 2009 2010 2011 2012
Cash and Equivalents 85 176 390 569 732
Trade Accounts Receivable 135 152 169 182 191
Intercompany A/R 332 0 0 0 0
Prepetition Intercompany AR 0 0 0 0 0
Inventory 142 163 117 104 110
Prepaids and Other 95 122 125 125 125
Total Current Assets 789 612 800 979 1,158
Net Property, Plant & Equipment 495 372 297 257 251
Other Long-Term Assets 187 189 69 69 69
Total Assets 1,471 1,172 1,166 1,305 1,478

3 Yr Financial Plan – Balance Sheet, Liabilities
(US$ in Millions) 2008 2009 2010 2011 2012
Accounts Payable 282 32 69 78 94
Pre-petition Trade AP 0 0 0 0 0
Intercompany A/P 268 58 0 0 0
Prepetition Intercompany AP 0 0 0 0 0
Accrued Expenses & Other Current Liabilities 151 59 59 59 59
Total Current Liabilities
701 148 128 136 153
Total Debt 1,182 79 0 0 0
Investment in Subsidiaries -3,987 0 0 0 0
Other Long-Term Liabilities 21 14 14 14 14
Liabilities Subject to Compromise 0 0 0 0 0
Total Liabilities -2,082 241 142 151 167
Common Stockholders' Equity 3,554 931 1,023 1,155 1,311
Total Liabilities & Equity 1,471 1,173 1,166 1,305 1,478
Key Ratios
Days Sales Outstanding 22 42 58 60 60
Days Inventory 23 76 76 61 60
Days Payable Outstanding 68 16 30 34 37
ROIC
-195% -11% 12% 19% 23%

3 Yr Financial Plan – Balance Sheet, Assets
(US$ in Millions) Qtr 1 Qtr 2 Qtr 3 Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4
Cash and Equivalents 95 166 139 176 202 295 344 390
Trade Accounts Receivable 146 137 119 152 143 145 156 169
Intercompany A/R 41 54 57 0 0 0 0 0
Prepetition Intercompany AR 62 62 62 0 0 0 0 0
Inventory 180 157 166 163 156 138 110 117
Prepaids and Other 112 120 121 122 123 124 125 125
Total Current Assets 636 697 664 612 624 703 734 800
Net Property, Plant & Equipment 454 421 395 372 349 328 312 297
Other Long-Term Assets 190 189 189 189 189 69 69 69
Total Assets 1,280 1,306 1,248 1,172 1,161 1,099 1,115 1,166
2009 2010

(US$ in Millions) Qtr 1 Qtr 2 Qtr 3 Qtr 4 Qtr 1 Qtr 2 Qtr 3 Qtr 4
Accounts Payable 31 43 36 32 29 37 51 69
Pre-petition Trade AP 230 230 230 0 0 0 0 0
Intercompany A/P 54 101 82 58 34 27 0 0
Prepetition Intercompany AP 130 130 130 0 0 0 0 0
Accrued Expenses & Other Current Liabilities 55 59 59 59 59 59 59 59
    Total Current Liabilities
501 562 536 148 122 122 110 128
    Total Debt 79 79 79 79 79 0 0 0
Investment in Subsidiaries 0 0 0 0 0 0 0 0
Other Long-Term Liabilities 10 10 10 14 14 14 14 14
Liabilities Subject to Compromise 1,130 1,124 1,115 0 0 0 0 0
    Total Liabilities 1,720 1,775 1,741 241 215 137 124 142
    Common Stockholders' Equity -440 -469 -492 931 947 962 990 1,023
    Total Liabilities & Equity 1,280 1,307 1,248 1,173 1,162 1,099 1,115 1,166
Key Ratios
Days Sales Outstanding 34 34 35 48 55 54 56 58
Days Inventory
70 68 86 93 109 93 70 70
Days Payable Outstanding 13 19 18 18 20 25 30 32
ROIC -76% 2% 8% 12% 6% 7% 14% 17%
2009 2010
3 Yr Financial Plan – Balance Sheet Liabilities

Combined Embedded & Mobility P&L Summary
TOTAL YEAR DELTA TO BASE
(US$ in Millions)
2008 2009 2010 2011 2012 2010 2011 2012
Revenue 2,282 1,338 1,208 1,257 1,307 220 201 186
Gross Margin 108 219 399 414 427 77 53 44
R&D 443 156 107 114 117 2 5 5
S&M 81 42 42 44 47 3 3 3
G&A 171 101 84 79 72 0 0 0
Operating Income -587 -80 165 178 192 71 44 36
EBITDA 78 73 290 292 298 71 44 36
% of Sales
Gross Margin 5% 16% 33% 33% 33% 35% 26% 24%
R&D 19% 12% 9% 9% 9% 1% 2% 3%
S&M 4% 3% 3% 3% 4% 1% 2% 2%
G&A 8% 8% 7% 6% 6% 0% 0% 0%
Op Inc -26% -6% 14% 14% 15% 33% 22% 19%
Dep & Amort 665 153 125 125 125 0 0 0